Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


         I consent to the use in this Registration Statement on Form SB-2 of Biomasse International, Inc., of my report dated December 26, 2000, appearing n the Prospectus which is part of this Registration Statement.

         I also consent to the reference to me under the heading "Experts" in such Prospectus.

                                                By:/s/ Mark Cohen
                                                   --------------
                                                   Mark Cohen C.P.A.


Hollywood, Florida
3/02/01